Exhibit 99

Global Structure Finance

BOAA 05-9

30 Yr Conforming Fixed Rate Pool

Group 1

1,370 records

Balance: 216,385,747

1. Summary

Summary	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Conforming	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Pool Size: $216,385,747.25

Avg. Loan Balance: $157,945.80

W.A. Gross Coupon: 5.8437%

W.A. Net Coupon: 5.5892%

W.A. FICO: 740

W.A. Cut-Off LTV: 72.30%

W.A. Rem. Term: 359 months

Cut-off Date: 2005-09-01

% IO: 0.00%

% CA: 21.16%

2. Cut-Off Balance

Cut-Off Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
1 - 25,000	1	$22,500	0.01%	6.000	5.746	717	90.00%	90.0000%	0.00%
25,001 - 50,000	31	1,328,906	0.61	5.956	5.701	737	73.10	81.7268	50.93
50,001 - 75,000	123	7,862,151	3.63	5.939	5.685	740	74.74	82.2097	49.31
75,001 - 100,000	194	17,344,892	8.02	5.857	5.602	743	74.30	83.7624	47.73
100,001 - 125,000	252	28,424,238	13.14	5.841	5.587	743	75.59	87.0898	51.07
125,001 - 150,000	190	26,144,851	12.08	5.852	5.597	742	73.83	83.2359	45.68
150,001 - 175,000	154	24,910,987	11.51	5.848	5.594	738	73.92	83.4513	45.67
175,001 - 200,000	106	19,974,140	9.23	5.864	5.610	743	71.97	81.5208	46.33
200,001 - 700,000	319	90,373,082	41.76	5.824	5.569	738	69.98	75.6847	32.23

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: $22,500.00

Highest: $668,317.92

Average: $157,945.80

3. Loan Originators

Loan Originators	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
BANA CRE	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

4. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
4.501 - 5.000	4	$832,750	0.38%	4.913	4.659	754	59.68%	63.0751%	69.38%
5.001 - 5.500	127	20,687,043	9.56	5.444	5.189	751	69.75	75.5713	40.51
5.501 - 6.000	1,018	164,341,932	75.95	5.847	5.592	738	72.63	81.1544	40.16
6.001 - 6.500	221	30,524,022	14.11	6.125	5.871	740	73.03	80.4464	46.19

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: 4.875

Highest: 6.125

W.A.: 5.844

5. Net Coupon

Net Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
4.501 - 5.000	17	$3,190,806	1.47%	5.147	4.893	754	64.14%	67.7896%	29.43%
5.001 - 5.500	479	77,211,430	35.68	5.650	5.396	742	72.48	81.6074	42.79
5.501 - 6.000	874	135,983,511	62.84	5.970	5.715	738	72.49	80.0918	40.50

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: 4.621

Highest: 5.871

W.A.: 5.589

6. Amortization Type

Amortization Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Fully Amortizing	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

7. Remaining Months to Maturity

Remaining Months to Maturity	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
235 - 240	1	$225,000	0.10%	5.750	5.496	747	79.23%	79.2300%	0.00%
295 - 300	7	1,316,206	0.61	5.731	5.477	731	51.17	57.3301	16.31
301 - 342	1	145,823	0.07	6.125	5.871	690	64.88	64.8800	100.00
355 - 360	1,361	214,698,718	99.22	5.844	5.590	740	72.49	80.6048	41.31

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: 240 months

Highest: 360 months

W.A.: 358.9 months

8. Cut-Off Age

Cut-Off Age	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
0	566	$84,430,250	39.02%	5.845	5.591	743	71.60%	79.2994%	37.21%
1	785	128,932,823	59.58	5.841	5.587	737	72.89	81.2425	43.61
2	16	2,522,694	1.17	5.873	5.618	753	68.91	75.8533	35.64
3	2	327,438	0.15	6.125	5.871	736	80.00	91.0110	100.00
4	1	172,542	0.08	6.000	5.746	740	80.00	100.0000	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

9. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
FIX	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

10. Prepayment Penalty Term

Prepayment Penalty Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
0	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

11. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
5.01 - 10.00	3	$199,924	0.09%	5.984	5.730	793	7.85%	7.8504%	37.48%
15.01 - 20.00	6	727,875	0.34	5.648	5.393	784	17.48	20.2645	0.00
20.01 - 25.00	5	821,322	0.38	5.537	5.283	751	22.73	22.7300	24.35
25.01 - 30.00	16	2,512,603	1.16	5.882	5.628	749	28.01	30.8249	22.97
30.01 - 35.00	10	1,205,336	0.56	5.852	5.597	723	33.28	38.6794	51.98
35.01 - 40.00	26	4,211,432	1.95	5.835	5.581	755	37.92	41.9680	19.81
40.01 - 45.00	24	4,413,200	2.04	5.824	5.569	752	42.33	44.9081	17.67
45.01 - 50.00	30	6,299,958	2.91	5.861	5.607	738	47.91	48.6354	20.65
50.01 - 55.00	39	9,270,068	4.28	5.833	5.578	737	52.41	55.2471	36.74
55.01 - 60.00	45	8,735,631	4.04	5.836	5.582	747	57.98	60.2598	14.62
60.01 - 65.00	43	7,856,722	3.63	5.895	5.641	750	62.96	64.3207	15.44
65.01 - 70.00	108	19,465,962	9.00	5.843	5.588	731	68.81	70.0163	34.02
70.01 - 75.00	118	21,950,569	10.14	5.784	5.529	746	73.87	75.1041	30.04
75.01 - 80.00	809	117,289,091	54.20	5.850	5.596	739	79.85	93.4287	52.47
80.01 - 85.00	14	2,301,825	1.06	5.825	5.570	724	83.60	84.3944	0.00
85.01 - 90.00	41	5,014,906	2.32	5.948	5.694	746	89.93	89.9301	13.89
90.01 - 95.00	5	801,090	0.37	5.525	5.271	698	94.05	94.0471	0.00
95.01 - 100.00	13	1,579,337	0.73	5.921	5.667	719	98.68	98.6838	100.00
>= 100.01	15	1,728,896	0.80	5.979	5.725	734	103.00	102.9991	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: 5.63%

Highest: 103.00%

W.A.: 72.36%

12. Combined LTV

Combined LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
5.01 - 10.00	3	$199,924	0.09%	5.984	5.730	793	7.85%	7.8504%	37.48%
15.01 - 20.00	5	551,176	0.25	5.535	5.280	789	17.19	17.1883	0.00
20.01 - 25.00	5	821,322	0.38	5.537	5.283	751	22.73	22.7300	24.35
25.01 - 30.00	14	2,053,747	0.95	5.871	5.616	763	27.25	28.2395	28.11
30.01 - 35.00	8	972,066	0.45	5.843	5.588	718	33.45	33.4509	51.09
35.01 - 40.00	25	4,251,623	1.96	5.866	5.611	749	36.48	38.1373	19.62
40.01 - 45.00	21	3,750,506	1.73	5.823	5.569	755	42.47	42.4739	20.79
45.01 - 50.00	29	5,940,308	2.75	5.853	5.598	740	48.04	48.0364	21.90
50.01 - 55.00	34	7,876,609	3.64	5.885	5.630	733	52.03	52.4259	35.45
55.01 - 60.00	46	9,264,374	4.28	5.829	5.575	747	56.32	58.0135	20.69
60.01 - 65.00	43	7,796,631	3.60	5.880	5.625	748	61.56	63.0366	15.56
65.01 - 70.00	103	18,662,479	8.62	5.841	5.587	732	67.79	68.7718	35.48
70.01 - 75.00	113	20,779,421	9.60	5.788	5.534	746	73.46	73.9704	29.21
75.01 - 80.00	232	36,081,462	16.67	5.843	5.588	741	78.91	79.5843	13.56
80.01 - 85.00	19	3,038,598	1.40	5.877	5.623	732	77.37	83.4636	0.00
85.01 - 90.00	79	13,132,093	6.07	5.875	5.621	738	83.00	89.8715	11.00
90.01 - 95.00	5	801,090	0.37	5.525	5.271	698	94.05	94.0471	0.00
95.01 - 100.00	571	78,683,423	36.36	5.851	5.596	738	80.21	99.8984	73.85
100.01 >=	15	1,728,896	0.80	5.979	5.725	734	103.00	102.9991	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: 5.63%

Highest: 103.00%

W.A.: 80.45%

13. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
California	181	$45,782,661	21.16%	5.840	5.586	742	59.64%	62.6066%	30.40%
Florida	149	23,164,280	10.71	5.883	5.629	735	73.72	78.5827	34.55
Texas	183	21,908,057	10.12	5.823	5.569	741	79.43	92.5000	50.15
North Carolina	86	11,401,337	5.27	5.793	5.539	732	78.91	92.0005	59.85
Virginia	58	10,630,014	4.91	5.846	5.592	733	74.32	81.3834	38.19
Other	713	103,499,399	47.83	5.846	5.592	741	75.26	84.8445	43.73

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

14. California

California	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Northern	76	$18,989,771	41.48%	5.817	5.562	748	60.34%	64.3562%	23.32%
Southern	105	26,792,890	58.52	5.857	5.603	738	59.14	61.3665	35.42

Total:	181	$45,782,661	100.00%	5.840	5.586	742	59.64%	62.6066%	30.40%

15. Zip Code

Zip Code	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
92109	4	$2,504,005	1.16%	6.000	5.746	695	52.06%	52.0618%	100.00%
60201	3	990,939	0.46	5.625	5.371	760	58.76	58.7575	0.00
90640	3	925,166	0.43	5.910	5.656	676	62.16	63.8118	57.44
34135	4	906,361	0.42	5.798	5.544	705	75.64	75.6437	0.00
96704	3	785,202	0.36	5.846	5.591	770	34.70	34.7009	0.00
95926	3	777,708	0.36	5.645	5.391	750	74.16	74.1625	34.94
60622	2	720,454	0.33	5.797	5.543	685	61.11	68.6276	37.60
29229	7	691,918	0.32	5.719	5.465	757	79.80	100.0000	100.00
95819	2	685,567	0.32	5.908	5.654	796	70.11	70.1059	0.00
90019	1	668,318	0.31	5.875	5.621	673	52.72	52.7200	0.00
Other	1,338	206,730,108	95.54	5.844	5.589	741	72.92	81.2918	41.01

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

16. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
800 - 849	84	$13,010,023	6.01%	5.773	5.518	807	66.17%	72.9587%	31.61%
750 - 799	531	82,966,822	38.34	5.830	5.576	773	71.70	78.9421	37.75
700 - 749	518	80,086,249	37.01	5.860	5.605	724	74.04	83.5258	44.17
650 - 699	215	36,452,092	16.85	5.865	5.611	686	73.16	81.4048	44.27
600 - 649	20	3,574,961	1.65	5.833	5.578	635	63.83	64.2597	50.68
N/A	2	295,600	0.14	6.019	5.764	0	79.01	79.0100	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Lowest: 603

Highest: 823

W.A.: 740

17. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
SFR	898	$129,521,961	59.86%	5.848	5.593	740	74.35%	83.7677%	42.16%
PUD Detach	147	26,148,999	12.08	5.811	5.557	738	75.77	87.3167	44.10
Condo - Low	125	18,030,793	8.33	5.824	5.569	741	69.06	76.8744	42.17
2-Family	82	16,129,688	7.45	5.817	5.562	753	68.23	69.4300	14.98
4-Family	25	9,301,010	4.30	5.940	5.686	721	59.92	61.1297	63.54
3-Family	21	5,829,775	2.69	5.941	5.687	729	61.06	62.1988	39.19
PUD Attach	33	5,238,238	2.42	5.840	5.585	740	69.40	75.4946	39.78
Condo - High	24	4,270,372	1.97	5.798	5.543	755	66.28	68.6098	32.24
Townhouse	11	1,290,563	0.60	5.799	5.545	734	73.48	80.1060	46.96
Condotel	4	624,349	0.29	5.753	5.499	745	74.48	74.4801	100.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

18. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Primary	760	$118,461,391	54.75%	5.855	5.600	735	77.50%	91.3503%	51.22%
Investor	590	94,879,717	43.85	5.828	5.573	746	65.93	66.9402	28.21
Secondary	20	3,044,639	1.41	5.916	5.661	758	72.92	77.4305	52.78

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

19. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Purchase	957	$141,262,978	65.28%	5.845	5.591	742	77.39%	88.9320%	50.92%
Refinance-Cashout	300	57,382,464	26.52	5.856	5.602	734	62.25	63.3312	23.81
Refinance-Rate/Term	111	17,426,921	8.05	5.786	5.532	742	65.02	68.3495	19.85
Cons/Perm	2	313,384	0.14	6.125	5.871	762	65.35	65.3515	0.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

20. Documentation

Documentation	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
Standard	604	$89,050,109	41.15%	5.848	5.594	737	75.91%	88.7869%	100.00%
Reduced	554	84,400,135	39.00	5.817	5.563	746	69.47	75.3295	0.00
Stated	171	35,342,392	16.33	5.880	5.626	732	71.09	73.5129	0.00
No Ratio	26	5,295,734	2.45	5.919	5.665	745	66.73	67.7426	0.00
Rapid	10	1,496,869	0.69	5.816	5.561	745	78.79	91.3500	0.00
All Ready Home	4	575,583	0.27	6.088	5.834	781	58.57	58.5720	0.00
SISA	1	224,925	0.10	6.125	5.871	752	75.00	75.0000	0.00

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

21. Lien Position

Lien Position	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Gross Coupon	W.A. Net Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	Percent Full Documentation
1	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Total:	1,370	$216,385,747	100.00%	5.844	5.589	740	72.36%	80.4512%	41.15%

Banc of America Securities LLC

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